UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 5, 2006

SGX Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51745 (Commission File Number)	06-1523147 (I.R.S. Employer Identification No.)

10505 Roselle Street, San Diego, California (Address of principal executive offices)	92121 (Zip Code)
Registrant’s telephone number, including area code: (858) 558-4850
Not Applicable.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On March 27, 2006, SGX Pharmaceuticals, Inc. (“SGX”) entered into a License and Collaboration Agreement with Novartis Institutes for Biomedical Research, Inc. (“Novartis”). A description of the License and Collaboration Agreement is contained in SGX’s annual report on Form 10-K, filed with the Securities and Exchange Commission (the “Commission”) on March 31, 2006. SGX is filing this current report on Form 8-K to file a redacted copy of the License and Collaboration Agreement with the Commission. A redacted copy of the License and Collaboration Agreement is attached as exhibit 99.1 to this current report.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1*	License and Collaboration Agreement between the registrant and Novartis Institutes for Biomedical Research, Inc., dated as of March 27, 2006.
*Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SGX PHARMACEUTICALS, INC.
Dated: April 5, 2006	By:	/s/ W. Todd Myers
W. Todd Myers
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1*	License and Collaboration Agreement between the registrant and Novartis Institutes for Biomedical Research, Inc., dated as of March 27, 2006.
*Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.